UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2010

Commission File Number: 000-53462

BUCKINGHAM EXPLORATION INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

98-054-3851
(IRS Employer Identification Number)

Suite 418-831 Royal Gorge Blvd.
Cañon City, CO 81212, USA
 (Address of principal executive offices)

(604) 737 0203
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

On October 13, 2010, we announced the resignation of Manning Elliott LLP as our independent auditors effective October 7, 2010. Manning Elliott LLP furnished us with a letter addressed to the SEC stating it agrees with the statements made in our Form 8-K.

MaloneBailey LLP was appointed to act as our independent auditors effective October 7, 2010.

Item 9.01     Financial Statements and Exhibits

Exhibit 16.1	Letter from Manning Elliott LLP to the Securities and Exchange Commission dated October 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2010		BUCKINGHAM EXPLORATION INC.

	By:	/s/ C. Robin Relph C. Robin Relph,
President and Chief Executive Officer